                                                                  Exhibit 4.13

                                October 23, 1995



Sealy Corporation
1228 Euclid Avenue
Cleveland, Ohio 44115-1886

Re:     First Amendment and Consent
        ---------------------------

Ladies/Gentlemen:

Please refer to the Restated Secured Credit Agreement dated as of May 27, 1994 (the "Credit Agreement") among Sealy Corporation, as Borrower, various banks and other financial institutions, Banque Paribas, Citicorp USA, Inc., Bank of America Illinois (formerly known as Continental Bank N.A.) and General Electric Capital Corporation, as Managing Agents, and Bank of America Illinois, as Administrative Agent. Terms defined in the Credit Agreement are used herein as so defined.

      The Borrower has advised the Banks that it desires to change its Fiscal Year so that the last day of Fiscal Year 1996 will be December 1, 1996, the last day of Fiscal Year 1997 will be November 30, 1997, the last day of Fiscal Year 1998 will be November 29, 1998 and the last day of Fiscal Year 1999 will be November 28, 1999. The Required Banks hereby consent to such change and agree that the definition of Fiscal Year set forth in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

       "Fiscal Year" means each period of four consecutive Fiscal Quarters ending on November 30, 1994, November 30, 1995, December 1, 1996, November 30, 1997, November 29, 1998 and November 28, 1999, respectively.

      This First Amendment and Consent may be executed in counterparts and shall become effective when the Administrative Agent has received counterparts hereof signed by the Borrower and




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the Required Banks.  This First Amendment and Consent shall be governed by the laws of the State of New York.

                             Very truly yours,

                             BANK OF AMERICA ILLINOIS,
                                as Administrative Agent
                                and Managing Agent


                             By: /s/ Peggy A. Zymeto
                                ---------------------------------
                             Title: Vice President
                                    -----------------------------


                             BANK OF AMERICA ILLINOIS, as a Bank

                             By: /s/ William Staford
                                ---------------------------------
                             Title: Vice President
                                    -----------------------------


                             BANQUE PARIBAS, individually
                                and as Managing Agent

                             By: /s/ SM Heiner Albert A. Young, Jr.
                                ---------------------------------
                             Title: Senior Credit Officer
                                    -----------------------------


                             CITICORP USA, INC.,
                                individually and as Managing
                                Agent

                             By: /s/ David L. Harris
                                ---------------------------------
                             Title: Assistant Vice President
                                    -----------------------------


                             GENERAL ELECTRIC CAPITAL
                                CORPORATION, individually
                                and as Managing Agent

                             By: /s/ William Brasse
                                ---------------------------------
                             Title:
                                    -----------------------------


                             BANK OF SCOTLAND

                             By: /s/ Catherine M. Orieffy
                                ---------------------------------
                             Title: Vice President
                                    -----------------------------

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                             COMPAGNIE FINANCIERE de CIC et
                                de L'UNION EUROPEENNE


                             By: /s/ Marcus Edward    Sean Monier
                                --------------------------------------------
                             Title: Vice President
                                    ----------------------------------------
                             Title: First Vice President
                                    ----------------------------------------

                             CAISSE NATIONALE DE CREDIT AGRICOLE

                             By: /s/ David Bouhl,
                                --------------------------------------------
                                    F.V.P.
                             Title: Head of Corporate Banking
                                    ----------------------------------------


                             CREDIT LYONNAIS CHICAGO BRANCH

                             By: /s/ [illegible Signature]
                                --------------------------------------------
                             Title: Vice President
                                    ----------------------------------------


                             CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                             By: /s/ [illegible Signature]
                                --------------------------------------------
                             Title: Authorized Signature
                                    ----------------------------------------


                             DRESDNER BANK AG CHICAGO AND GRAND
                                CAYMAN BRANCHES

                             By: /s/ E. Ronald Holder
                                --------------------------------------------
                             Title: Senior Vice President and Branch Manager
                                    ----------------------------------------
                             By: /s/ John Schaus
                                --------------------------------------------
                             Title: First Vice President
                                    ----------------------------------------


                             FIRST BANK NATIONAL ASSOCIATION

                             By: /s/ Megan G. Mourning
                                --------------------------------------------
                             Title: Vice President
                                    ----------------------------------------


                             THE FIRST NATIONAL BANK OF CHICAGO

                             By: /s/ Stephanie L. Tucker
                                --------------------------------------------
                             Title: Vice President
                                    ----------------------------------------

                             THE FUJI BANK, LIMITED


                             By: /s/ Peter L. Chinnici
                                ---------------------------------
                             Title:  Joint General Manager
                                    -----------------------------

                             HELLER FINANCIAL, INC.


                             By: /s/ James D. Young
                                ---------------------------------
                             Title: Vice President
                                    -----------------------------

                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., CHICAGO BRANCH


                             By: /s/ illegible Signature]
                                ---------------------------------
                             Title: Vice President & Deputy General Manager
                                    -----------------------------

                             MELLON BANK N.A.


                             By:  /s/  J. M. Anderson
                                ---------------------------------
                             Title:   Vice President
                                    -----------------------------

                             NATIONAL CANADA FINANCE CORP.


                             By:  /s/
                                ---------------------------------
                             Title:   Assistant Vice President
                                    -----------------------------

                             By:  /s/
                                ---------------------------------
                             Title:   Vice President
                                    -----------------------------

                             NATIONSBANK, N.A. (CAROLINAS)


                             By:  /s/ Michael D. Monte
                                ---------------------------------
                             Title:   Senior Vice President
                                    -----------------------------

                             PNC BANK, NATIONAL ASSOCIATION


                             By:  /s/
                                ---------------------------------
                             Title:   Corporate Banking Officer
                                    -----------------------------

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                             SHAWMUT BANK CONNECTICUT, N.A.


                             By: /s/ [illegible Signature]
                                ---------------------------------
                             Title: Managing Dirctor
                                    -----------------------------


                             UNITED STATES NATIONAL BANK OF
                                    OREGON


                             By: /s/ Chris J. Karlin
                                ---------------------------------
                             Title: Vice President
                                    -----------------------------



ACCEPTED AND AGREED as of
the date first written above

SEALY CORPORATION

By: /s/ [Illegible Signature]
    ------------------------------
Title: Vice President & Treasurer
       ---------------------------


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